Exhibit 32.1

Certification of CEO Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Ingevity Corporation (the “Company”) on Form 10-K for the period ending December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Richard B. Kelson, as Interim Chief Executive Officer and Interim President of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 26, 2020

/S/ RICHARD B. KELSON
Richard B. Kelson
Chairman of the Board, and Interim President and Chief Executive Officer